UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 13, 2014, Puma Biotechnology, Inc. (the “Company”) issued a press release announcing top line results from a Phase II clinical trial of Puma’s investigational drug PB272 (neratinib) for the treatment of first-line HER2-positive locally recurrent or metastatic breast cancer (NEfERTT trial) and scheduling a conference call to be held November 13, 2014 at 2:00 p.m. PST (5:00 p.m. EST) to discuss the NEfERTT trial results. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

In addition, in order to correct an inadvertent omission, the Consent of Independent Registered Public Accounting Firm, which was filed as Exhibit 23.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission on March 3, 2014, has been amended to include a reference to the Company’s Post-Effective Amendment No. 2 to Form S-1 on Form S-3 (No. 333-178308). The amended consent is attached to this report as Exhibit 23.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release dated November 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: November 13, 2014	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Press Release dated November 13, 2014